UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5233

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2011

Item 1	–	Reports to Stockholders

11

Aberdeen Global Income Fund, Inc.

Semi-Annual Report

April 30, 2011

Invests primarily in global fixed-income securities.

Our fund managers' most useful tool
No. 3: A scooter

Aberdeen

In Asian and emerging markets, we make sure we get there in person.

Aberdeen's Closed-End Funds

Before we make any investment, we always meet with the management of prospective companies for our portfolios. Most companies we see do not pass our rigorous due diligence process, on grounds of quality or price.

Today, Aberdeen manages eight closed-end funds listed on the New York Stock Exchange. These funds' investment strategies range from regional to country-specific investments.

If you would like to know more about our closed-end funds, visit Aberdeen's Closed-End Fund Investor Center at:

www.aberdeen-asset.us/cef

Or, receive updates on our funds directly to your computer by registering for our e-mail services through our website or by e-mailing InvestorRelations@aberdeen-asset.com

Our closed-end funds listed in the U.S. include:

- Aberdeen Asia-Pacific Income Fund, Inc. (FAX)
- Aberdeen Australia Equity Fund, Inc. (IAF)
- Aberdeen Chile Fund, Inc. (CH)
- Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (ETF)
- Aberdeen Global Income Fund, Inc. (FCO)
- Aberdeen Indonesia Fund, Inc. (IF)
- Aberdeen Israel Fund, Inc. (ISL)
- Aberdeen Latin America Equity Fund, Inc. (LAQ)

Aberdeen

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund's portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Letter to Shareholders (unaudited)

June 8, 2011

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the six months ended April 30, 2011. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 8.3% for the six months ended April 30, 2011 and 8.6% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price increased by 7.2% over the six month period, from $12.53 on October 31, 2010 to $13.43 on April 30, 2011. The Fund’s share price on April 30, 2011 represented a discount of 0.8% to the NAV per share of $13.54 on that date, compared with a discount of 3.0% to the NAV per share of $12.92 on October 31, 2010. At the date of this letter, the share price was $13.45, representing a premium of 0.5% to the NAV per share of $13.39.

Credit Quality

As of April 30, 2011, 72.7% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s Corporation or Moody’s Investors Services, Inc., or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to shareholders for the twelve months ended April 30, 2011 totaled $0.84 per share. Based on the share price of $13.43 on April 30, 2011, the distribution rate over the twelve months then ended was 6.3%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On June 7, 2011, the Board of Directors of the Fund (“Board”) authorized a monthly distribution of $0.07 per share, payable on July 15, 2011 to common shareholders of record as of June 30, 2011.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital, which is a non-taxable return of capital. It is the Board’s intention that a monthly distribution of at least 7.0 cents per share be maintained for twelve months, beginning with the July 15, 2011 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in September 2011.

Share Repurchase Policy

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2011 and the fiscal year ended October 31, 2010, the Fund did not repurchase any shares.

Revolving Credit Facility and Leverage

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for another 364 day term on March 3, 2011. The outstanding balance on the loan as of April 30, 2011 was $40,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies related to portfolio securities during the twelve months ended June 30, 2010, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-866-839-5233 in the United States,
•	Emailing InvestorRelations@aberdeen-asset.com, or
•	Visiting the website at www.aberdeenfco.com.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

For more information about Aberdeen Closed-End Funds, please visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard

President

Dividend Reinvestment and Direct Stock Purchase Plan

The Fund has a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), that is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.

The Plan allows registered stockholders and first time investors to to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Global Income Fund, Inc.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the Investment Company Act of 1940, (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2010, including the distribution paid on June 17, 2011 are comprised of 100% net investment income.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2012, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2011 calendar year.

Report of the Investment Manager (unaudited)

Share Price Performance

On April 30, 2011, the Fund’s share price was $13.43, which represented a discount of 0.8% to the NAV per share of $13.54. As of June 8, 2011, the share price was $13.45, representing a premium of 0.5% to the NAV per share of $13.39.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the line of credit may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Aberdeen Asset Management Limited (the “Investment Adviser”) or Aberdeen Asset Management Investment Services Limited (the “Sub-Adviser”) from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a NAV of no less than $90 million.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain or hedge interest rate or currency risk. On April 21, 2011 a swap agreement with a notional amount of $7.0 million expired. On April 21 and April 28, 2011, the Fund entered into new interest rate swap agreements with an aggregate notional amount of $7.0 and $15.0 million, respectively. As of April 30, 2011, the Fund held interest rate swap agreements with an aggregate notional amount of $36 million, which represented approximately 90% of the total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2011	Amount (in $ million)	Fixed Rate Payable (%)
61 months	15.0	2.1870
60 months	7.0	2.3180
38 months	7.0	3.0120
12 months	7.0	1.8170

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Economic Review

The major news towards the end of 2010 was the announcement by The U.S. Federal Reserve to extend its quantitative easing program by purchasing $600 billion in Treasury securities, an amount that was more than the market expected, albeit at a slower pace of $75 billion per month. Although the labour and housing markets remained weak, strong economic data in other sectors and a large fiscal stimulus package announced in December 2010 led, in our opinion, to U.S. Treasury yields rising sharply over the quarter.

Over the first quarter of 2011, bond yields in most major markets rose as the financial markets became increasingly focused on the implications of higher inflation. We believe these concerns center around the effects of higher energy prices as the escalation of political events in the Middle East and North Africa prompted a further spike in oil prices.

It has been a volatile first quarter of 2011 for the U.S. Treasury market, with yields initially rising against the background of stronger economic releases before falling on geopolitical developments in the Middle East and North African regions and the earthquake in Japan. This generated a “flight to quality” causing U.S. 10-year Treasuries to fall to below 3.2% from a mid-quarter peak of 3.7%. We believe that a number of relatively hawkish speeches by regional Federal Reserve presidents caused short and intermediate Treasuries to retreat and finish the quarter around 3.3%.

European issues remained firmly on the radar for investors. In March 2011, an agreement was reached on a permanent EUR500 million bailout fund, known as the European Stability Mechanism (“ESM”), to commence in 2013 when the current EUR440 million European Financial Stability Facility ceases. We believe the market has become more comfortable that these bailout measures are sufficient to deal with the troubled peripheral countries, including Spain if necessary. The report accompanying stress tests on Ireland’s banking system, which had been undertaken to increase the market’s confidence in the bank capital levels, made no mention of possible senior bond haircuts, which relieved markets somewhat. On balance, the market focused on the positives rather than ongoing highs in yields in the riskier peripheral European sovereign bonds and the growing prospect of a Greek debt restructure ahead of the 2013 expiration of its support package.

In the currency markets, the Euro strengthened significantly against most major currencies on the back of an increasing realization that interest rate rises are imminent. The Japanese Yen was volatile after the natural disaster and the ensuing nuclear threat, eventually weakening due, in our opinion, to the multilateral G7 intervention. The Australian Dollar and New Zealand Dollar both appreciated against the U.S. Dollar.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Emerging market debt (“EMD”) started off the year with a weaker tone set against the backdrop of rising commodity prices. Despite political events in the North African and Middle Eastern region, EMD recovered in February and has extended its gains since. The use of bond and interest rate futures contracts was primarily to hedge and manage the interest rate exposure of the Australian bond portion of the fund, which detracted value.

We also employed foreign-exchange forwards to manage the exposure to Developed market and Emerging market currencies. These forwards detracted marginally, although the Fund’s overall currency exposure added value.

Portfolio Composition (unaudited)

Quality of Investments

As of April 30, 2011, 72.7% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2011, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	CCC* %
April 30, 2011	47.8	13.4	11.5	13.0	8.2	6.1	0.0
October 31, 2010	46.2	12.4	10.8	13.0	11.3	6.3	0.0
April 30, 2010	44.6	9.4	12.0	14.6	12.9	6.5	0.0

*	Below investment grade

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (i.e., with U.S. Dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2011, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2011	76.7	11.3	12.0
October 31, 2010	75.5	10.2	14.3
April 30, 2010	71.0	11.8	17.2

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2011, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2011	95.0	2.0	3.0
October 31, 2010	92.7	2.5	4.8
April 30, 2010	93.1	3.3	3.6

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2011, the average maturity of the Fund’s total investments was 9.4 years, compared with 9.6 years at October 31, 2010. The table below shows the maturity composition of the Fund’s investments as of April 30, 2011, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2011	27.5	14.8	31.2	26.5
October 31, 2010	26.6	16.4	27.4	29.6
April 30, 2010	30.1	15.8	31.3	22.8

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	April 30, 2011	October 31, 2010	April 30, 2010
Australia
90 day bank bills	4.92%	4.87%	4.63%
10 year bonds	5.43%	5.20%	5.71%
Australian Dollar	$1.09	$0.98	$0.93
Canada
90 day bank bills	0.99%	0.93%	0.39%
10 year bonds	3.21%	2.81%	3.65%
Canadian Dollar	$1.05	$0.98	$0.99
Malaysia
90 day T-bills	2.78%	2.89%	2.58%
10 year bonds	3.97%	3.82%	4.06%
Malaysian Ringgit*	~~R~~2.96	~~R~~3.11	~~R~~3.18
New Zealand
90 day bank bills	2.69%	3.21%	2.75%
10 year bonds	5.44%	5.24%	5.91%
New Zealand Dollar	$0.81	$0.76	$0.73
Philippines
90 day T-bills	0.78%	3.83%	4.14%
10 year bonds	6.45%	5.96%	8.11%
Philippines Peso*	~~P~~42.81	~~P~~43.02	~~P~~44.46
Singapore
90 day T-bills	0.27%	0.29%	0.33%
10 year bonds	2.41%	1.98%	2.67%
Singapore Dollar*	~~S~~$1.22	~~S~~$1.29	~~S~~$1.37
South Korea
90 day T-bills	3.39%	2.38%	2.15%
10 year bonds	4.48%	4.36%	4.82%
South Korean Won*	~~W~~1,071.65	~~W~~1,125.25	~~W~~1,108.35
Thailand
90 day deposits	1.50%	1.00%	0.75%
10 year bonds	3.68%	3.20%	3.53%
Thai Baht*	~~B~~29.85	~~B~~29.98	~~B~~32.36
United Kingdom
90 day bank bills	0.82%	0.74%	0.68%
10 year bonds	3.43%	3.08%	3.85%
British Pound	£1.67	£1.60	£1.53
U.S.$ Bonds**
Hong Kong	1.90%	1.73%	0.93%
Malaysia	4.83%	0.93%	1.30%
Philippines	4.35%	3.72%	5.11%
South Korea	3.57%	2.77%	3.88%

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian, Canadian and New Zealand Dollars and British Pound are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS—125.3%
	ARGENTINA—1.3%
ARS	1,765	Republic of Argentina, 2.00%, 2/04/18 (a)	$907,939
USD	760	Republic of Argentina, 7.00%, 4/17/17	684,000
			1,591,939
	AUSTRALIA—24.4%
AUD	1,500	Australia Government Bond, 4.50%, 10/21/14	1,611,003
AUD	2,000	Australia Government Bond, 5.50%, 12/15/13	2,216,598
AUD	3,800	Australia Government Bond, 5.50%, 1/21/18	4,202,081
AUD	4,660	Australia Government Bond, 5.75%, 7/15/22	5,221,728
AUD	500	CFS Retail Property Trust, 6.25%, 12/22/14	538,996
AUD	500	Commonwealth Bank of Australia, 5.75%, 12/17/13	549,398
AUD	1,000	Commonwealth Bank of Australia, 8.50%, 6/24/11	1,101,668
AUD	200	Eurofima, 6.00%, 1/28/14	221,182
AUD	1,500	HSBC Bank Australia Ltd., 5.13%, 8/20/11 (a)(b)	1,642,899
AUD	500	Kommunalbanken AS, 6.375%, 3/30/12	552,818
AUD	500	Macquarie Bank Ltd., 6.50%, 5/31/12 (a)(b)	538,179
AUD	500	Monumental Global Funding Ltd., 6.50%, 11/08/11	548,302
AUD	500	National Capital Trust III, 5.8817%, 9/30/16 (a)(b)	480,705
AUD	700	Queensland Treasury Corp., 6.00%, 10/21/15	776,239
AUD	1,700	Queensland Treasury Corp., 6.00%, 4/21/16	1,884,462
AUD	900	Queensland Treasury Corp., 6.00%, 2/21/18	992,142
AUD	500	Queensland Treasury Corp., 6.25%, 6/14/19	565,774
AUD	500	Royal Bank of Scotland NV, 6.50%, 5/17/13 (a)(b)	480,185
AUD	500	Royal Womens Hospital Finance Pty Ltd., 6.20%, 3/26/17 (a)	495,810
AUD	1,500	St. George Bank Ltd., 10.00%, 5/09/13 (a)(b)	1,746,958
AUD	100	Treasury Corp. of Victoria, 5.50%, 12/17/24	104,057
AUD	2,050	Treasury Corp. of Victoria, 5.75%, 11/15/16	2,258,553
AUD	500	Volkswagen Financial Services Australia Pty Ltd., 7.00%, 6/24/11	549,162
AUD	500	Wesfarmers Ltd., 8.25%, 9/11/14	571,780
			29,850,679
	BRAZIL—3.2%
BRL	430	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/13	271,319
BRL	1,710	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/17	1,010,488
BRL	1,950	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/21	1,108,191
USD	200	Gerdau Trade, Inc., 5.75%, 1/30/21 (c)	202,000
USD	170	Hypermarcas SA, 6.50%, 4/20/16 (b)(c)	171,700
USD	220	Odebrecht Finance Ltd., 7.50%, 9/14/15 (b)(c)	223,300
USD	130	Petrobras International Finance Co., 5.375%, 1/27/21	131,838
USD	340	Rearden G Holdings EINS GmbH, 7.875%, 3/30/15 (b)(c)	368,900
USD	400	Virgolino de Oliveira Finance Ltd., 10.50%, 1/28/15 (b)(c)	431,000
			3,918,736
	CANADA—17.2%
CAD	2,000	Canadian Government Bond, 8.00%, 6/01/23	3,072,536
CAD	2,000	Canadian Government Bond, 9.00%, 6/01/25	3,406,394
CAD	3,000	Canadian Government Bond, 10.25%, 3/15/14	3,891,899
CAD	2,000	Hydro Quebec, 9.625%, 7/15/22	3,133,013
CAD	500	Ontario Electricity Financial Corp., 8.50%, 5/26/25	759,615
CAD	2,000	Province of British Columbia, 9.50%, 1/09/12	2,230,555
NZD	1,000	Province of Manitoba, 6.375%, 9/01/15	853,510

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	CANADA (continued)
CAD	2,000	Province of New Brunswick, 7.75%, 1/13/14	$2,400,197
NZD	1,500	Province of Ontario, 6.25%, 6/16/15	1,273,804
			21,021,523
	CHINA—2.2%
USD	320	CFG Investment SAC, 9.25%, 6/03/11 (b)(c)	334,800
USD	500	China Overseas Finance Cayman Island II Ltd., 5.50%, 11/10/20 (c)	483,337
USD	310	Parkson Retail Group Ltd., 7.875%, 11/14/11	317,926
USD	1,100	Sinochem Overseas Capital Co. Ltd., 4.50%, 11/12/20 (c)	1,046,940
USD	200	Texhong Textile Group Ltd., 7.625%, 1/19/16 (c)	199,760
USD	350	Yanlord Land Group Ltd., 10.625%, 3/29/15 (b)(c)	358,750
			2,741,513
	COLOMBIA—0.2%
USD	240	Colombia Government International Bond, 7.375%, 3/18/19	291,600
	CROATIA—0.5%
USD	550	Croatia Government International Bond, 6.375%, 3/24/21 (c)	560,725
	DOMINICAN REPUBLIC—1.2%
USD	250	AES Andres Dominicana, 9.50%, 11/12/15 (b)(c)	266,250
USD	710	Dominican Republic International Bond, 7.50%, 5/06/21 (c)	743,370
USD	400	Dominican Republic International Bond, 8.625%, 4/20/27 (c)	432,800
			1,442,420
	EL SALVADOR—1.3%
USD	170	El Salvador Government International Bond, 7.625%, 2/01/41 (c)	169,150
USD	700	El Salvador Government International Bond, 7.65%, 6/15/35 (c)	707,700
USD	320	El Salvador Government International Bond, 8.25%, 4/10/32 (c)	354,400
USD	300	Telemovil Finance Co. Ltd., 8.00%, 10/01/14 (b)(c)	312,750
			1,544,000
	FRANCE—0.4%
AUD	500	Cie de Financement Foncier, 6.25%, 1/30/17	520,828
	GERMANY—1.5%
AUD	1,700	Kreditanstalt fuer Wiederaufbau, 7.50%, 8/26/11	1,878,630
	Hungary—0.4%
USD	500	Hungary Government International Bond, 7.625%, 3/29/41	527,500
	INDONESIA—1.4%
USD	100	Adaro Indonesia PT, 7.625%, 10/22/14 (b)(c)	112,000
IDR	3,800,000	Indonesia Treasury Bond, 10.00%, 7/15/17	505,868
USD	200	Indosat Palapa Co. BV, 7.375%, 7/29/15 (b)(c)	224,500
USD	330	Majapahit Holding BV, 7.75%, 10/17/16 (c)	375,573
USD	400	Star Energy Geothermal Wayang Windu Ltd., 11.50%, 2/12/13 (b)(c)	462,480
			1,680,421
	KAZAKHSTAN—1.3%
USD	200	Development Bank of Kazakhstan JSC, 5.50%, 12/20/15 (c)	209,000

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	KAZAKHSTAN (continued)
USD	250	Halyk Savings Bank of Kazakhstan JSC, 7.25%, 1/28/21 (c)	$255,000
USD	200	Kazakhstan Temir Zholy Finance BV, 6.375%, 10/06/20 (c)	208,000
USD	480	Kazakhstan Temir Zholy Finance BV, 6.50%, 5/11/11	480,470
USD	450	KazMunayGas National Co., 6.375%, 4/09/21 (c)	468,135
			1,620,605

	LITHUANIA—1.2%
USD	280	Lithuania Government International Bond, 6.125%, 3/09/21 (c)	293,020
USD	880	Lithuania Government International Bond, 6.75%, 1/15/15 (c)	970,200
USD	150	Lithuania Government International Bond, 7.375%, 2/11/20 (c)	169,875
			1,433,095
	MALAYSIA—0.9%
MYR	850	Malaysian Government Bond, 3.21%, 5/31/13	287,015
MYR	2,000	Malaysian Government Bond, 4.012%, 9/15/17	685,086
USD	110	Petronas Capital Ltd., 7.875%, 5/22/22 (c)	140,829
			1,112,930
	MEXICO—5.4%
USD	450	Bank of New York Mellon SA Institucion de Banca Multiple, 9.625%, 5/02/18 (b)(c)	451,017
USD	255	Corporacion GEO SAB de CV, 8.875%, 9/25/14 (c)	281,775
MXN	5,300	Mexican Fixed Rate Bonds, 7.75%, 12/14/17	481,856
MXN	15,500	Mexican Fixed Rate Bonds, 8.00%, 6/11/20	1,419,030
MXN	7,000	Mexican Fixed Rate Bonds, 8.00%, 12/07/23	635,745
USD	2,100	Mexico Government International Bond, 6.05%, 1/11/40	2,178,750
USD	230	Pemex Project Funding Master Trust, 5.75%, 3/01/18	246,341
USD	240	Pemex Project Funding Master Trust, 6.625%, 6/15/38	242,582
USD	400	Petroleos Mexicanos, 5.50%, 1/21/21	409,800
USD	300	Servicios Corporativos Javer SAPI de CV, 9.875%, 4/06/16 (b)(c)	313,845
			6,660,741
	NETHERLANDS—0.9%
AUD	1,000	ING Bank Australia Ltd., 7.00%, 4/24/12	1,103,104
	NEW ZEALAND—19.1%
NZD	3,000	ANZ National Bank Ltd., 7.60%, 3/02/12 (a)(b)	2,480,359
NZD	1,000	Auckland Healthcare Services Ltd., 7.75%, 9/15/15	881,289
NZD	2,000	Deutsche Bank AG, 3.4857%, 6/16/11 (a)(b)	1,557,369
NZD	1,000	Landwirtschaftliche Rentenbank, 7.75%, 4/15/13	869,750
NZD	900	New Zealand Government Bond, 5.00%, 3/15/19	712,528
NZD	650	New Zealand Government Bond, 6.00%, 4/15/15	558,062
NZD	8,450	New Zealand Government Bond, 6.00%, 12/15/17	7,193,953
NZD	2,910	New Zealand Government Bond, 6.50%, 4/15/13	2,495,954
NZD	1,000	Powerco Ltd., 6.39%, 3/29/13	828,292
NZD	3,000	Rabo Australia Ltd., 6.25%, 11/22/11	2,466,992
NZD	1,000	Telstra Corp. Ltd., 7.15%, 11/24/14	853,767
NZD	3,000	Total Capital SA, 6.50%, 7/20/12	2,514,562
			23,412,877
	PAKISTAN—0.1%
USD	100	Pakistan Government International Bond, 6.875%, 6/01/17 (c)	87,500

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	PERU—0.9%
USD	450	Banco de Credito del Peru, 4.75%, 3/16/16 (c)	$436,500
USD	730	Peruvian Government International Bond, 5.625%, 11/18/50	642,400
			1,078,900
	PHILIPPINES—1.1%
USD	850	Philippine Government International Bond, 6.375%, 10/23/34	908,437
USD	40	Philippine Government International Bond, 8.375%, 6/17/19	50,700
USD	443	SM Investments Corp., 5.50%, 10/13/17	435,147
			1,394,284
	POLAND—0.5%
PLN	1,100	Poland Government Bond, 5.50%, 10/25/19	398,391
PLN	450	Poland Government Bond, 5.75%, 9/23/22	163,098
			561,489
	QATAR—1.2%
USD	200	Qatar Government International Bond, 5.25%, 1/20/20 (c)	211,000
USD	680	Qatar Government International Bond, 6.40%, 1/20/40 (c)	729,300
USD	550	Qatari Diar Finance QSC, 5.00%, 7/21/20 (c)	552,750
			1,493,050
	RUSSIA—1.8%
USD	350	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.875%, 9/25/17 (c)	370,125
USD	350	Novatek Finance Ltd., 6.604%, 2/03/21 (c)	365,750
USD	500	Russian Foreign Bond-Eurobond, 5.00%, 4/29/20 (c)	506,250
USD	562	Russian Foreign Bond-Eurobond, 7.50%, 3/31/30 (c)	655,375
USD	107	Russian Railways, 5.739%, 4/03/17	111,949
USD	200	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 6.493%, 2/02/16 (c)	208,000
			2,217,449
	SOUTH AFRICA—2.5%
USD	470	Eskom Holdings Ltd., 5.75%, 1/26/21 (c)	476,462
ZAR	3,100	South Africa Government Bond, 8.25%, 9/15/17	473,712
ZAR	9,090	South Africa Government Bond, 10.50%, 12/21/26	1,603,731
USD	160	South Africa Government International Bond, 5.50%, 3/09/20	170,000
USD	290	South Africa Government International Bond, 6.25%, 3/08/41	300,150
			3,024,055
	SPAIN—0.9%
AUD	1,000	Instituto de Credito Oficial, 5.50%, 10/11/12	1,068,528
	SRI LANKA—0.4%
USD	500	Sri Lanka Government International Bond, 6.25%, 10/04/20 (c)	501,900
	SUPRANATIONAL—1.2%
NZD	1,000	Council of Europe Development Bank, 7.75%, 11/15/11	830,153
AUD	600	Inter-American Development Bank, 6.50%, 8/20/19	672,696
			1,502,849

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2011

Principal Amount (000)		Description	Value (US$)

	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	TURKEY—4.0%
USD	500	Akbank TAS, 6.50%, 3/09/18 (c)	$520,000
TRY	3,235	Turkey Government Bond, 16.00%, 3/07/12	2,255,780
USD	400	Turkey Government International Bond, 5.625%, 3/30/21	415,200
USD	240	Turkey Government International Bond, 6.75%, 5/30/40	258,480
USD	230	Turkey Government International Bond, 7.25%, 3/15/15	262,890
USD	60	Turkey Government International Bond, 7.25%, 3/05/38	68,550
USD	640	Turkey Government International Bond, 9.50%, 1/15/14	753,920
USD	300	Yasar Holdings SA Via Willow No 2, 9.625%, 10/07/13 (b)(c)	321,000
			4,855,820
	UKRAINE—0.7%
USD	160	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, 7.65%, 9/07/11	161,056
USD	700	Ukraine Government International Bond, 7.95%, 2/23/21 (c)	729,750
			890,806
	UNITED ARAB EMIRATES—0.4%
USD	500	Dubai Electricity & Water Authority, 7.375%, 10/21/20 (c)	498,750
	UNITED KINGDOM—18.9%
GBP	1,000	Lloyds Banking Group PLC, 9.125%, 10/17/11	1,704,544
AUD	500	Lloyds TSB Bank PLC, 7.50%, 10/01/14	548,936
GBP	7,060	United Kingdom Gilt, 4.25%, 12/07/49	12,070,976
GBP	3,000	United Kingdom Gilt, 8.00%, 12/07/15	6,271,629
GBP	1,475	United Kingdom Gilt, 9.00%, 7/12/11	2,504,389
			23,100,474
	UNITED STATES—3.6%
NZD	3,000	Bank of America Corp., 7.53%, 3/08/12	2,481,501
NZD	1,000	General Electric Capital Corp., 6.50%, 9/28/15	844,193
NZD	1,000	General Electric Capital Corp., 6.75%, 9/26/16	853,832
AUD	200	Merrill Lynch & Co., 6.75%, 3/12/14	216,622
			4,396,148
	URUGUAY—0.7%
UYU	5,962	Uruguay Government International Bond, 4.25%, 4/05/27	347,498
UYU	8,402	Uruguay Government International Bond, 5.00%, 9/14/18 (d)	531,752
			879,250
	VENEZUELA—2.4%
USD	650	Bolivarian Republic of Venezuela, 12.75%, 8/23/22 (c)	567,125
USD	2,140	Petroleos de Venezuela SA, 8.50%, 11/02/17 (c)	1,551,500
USD	1,080	Venezuela Government International Bond, 5.75%, 2/26/16 (c)	828,900
			2,947,525
		Total Long-Term Investments (cost $129,910,231)	153,412,643

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2011

Principal Amount (000)		Description	Value (US$)
	SHORT-TERM INVESTMENT—2.3%
	UNITED STATES—2.3%
USD	2,844	Repurchase Agreement, State Street Bank & Trust Co., 0.01% dated 4/29/11, due 5/02/11 in the amount of $2,844,002, (collateralized by $2,835,000 U.S. Treasury Bond, 4.50% maturing 8/15/39; value $2,902,331)	$2,844,000
		Total Short-Term Investment (cost $2,844,000)	2,844,000
		Total Investments—127.6% (cost $132,754,231)	156,256,643

		Liabilities in Excess of Other Assets—(27.6)%	(33,820,669)
		Net Assets—100.0%	$122,435,974

ARS—Argentine Peso	GBP—British Pound Sterling	NZD—New Zealand Dollar	UYU—Uruguayan Peso
AUD—Australian Dollar	IDR—Indonesian Rupiah	PLN—Polish Zloty	ZAR—South African Rand
BRL—Brazilian Real	MXN—Mexican Peso	TRY—Turkish Lira
CAD—Canadian Dollar	MYR—Malaysian Ringgit	USD—U.S. Dollar

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2011.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the aggregate market value of these securities amounted to $22,420,818 or 18.31% of net assets applicable to common shareholders.
(d)	Inflation linked security.

At April 30, 2011, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Australian Treasury Bill 6%-90 day	UBS	(8)	9/08/11	$1,881
Australian Treasury Bond 6%-3 year	UBS	23	6/15/11	(43)
Australian Treasury Bond 6%-10 year	UBS	113	6/15/11	44,116
Interbank Cash Rate-30 Day	UBS	(3)	5/31/11	(46)
				$45,908

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2011

At April 30, 2011, the Fund’s open forward foreign currency exchange contracts* were as follows:

Purchase/Sale Settlement Date	Counterparty	Amount Purchased	Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
Purchase Contracts
British Pound Sterling/U.S. Dollar
07/21/11	Citibank	GBP318,000	USD516,570	$530,619	$14,049
07/21/11	JPMorgan Chase	GBP259,000	USD421,580	432,170	10,590
Total Purchase Contracts				$962,789	$24,639
Sale Contracts
U.S. Dollar/Brazilian Real
06/03/11	JPMorgan Chase	USD1,029,767	BRL1,747,000	1,109,065	(79,298)
U.S. Dollar/British Pound Sterling
07/21/11	UBS	USD10,702,364	GBP6,552,000	10,932,744	(230,380)
U.S. Dollar/New Zealand Dollar
07/21/11	UBS	USD3,954,400	NZD5,000,000	4,024,505	(70,105)
U.S. Dollar/Polish Zloty
07/21/11	Citibank	USD112,576	PLN310,000	115,926	(3,350)
U.S. Dollar/South African Rand
07/21/11	Citibank	USD699,348	ZAR4,879,000	735,036	(35,688)
Total Sale Contracts				$16,917,276	$(418,821)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2011, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
USD	7,000,000	04/21/12	Deutsche Bank	Receive	3-month LIBOR Index	1.82%	$(100,966)
USD	7,000,000	06/30/14	Deutsche Bank	Receive	3-month LIBOR Index	3.01%	(435,194)
USD	7,000,000	04/27/16	Deutsche Bank	Receive	3-month LIBOR Index	2.32%	(61,216)
USD	15,000,000	05/04/16	Deutsche Bank	Receive	3-month LIBOR Index	2.19%	38,565
							$(558,811)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2011

Assets
Investments, at value (cost $132,754,231)	$156,256,643
Cash	72,476
Foreign currency, at value (cost $4,254,961)	4,195,981
Cash at broker for financial futures	895,578
Cash at broker for interest rate swap agreements	530,000
Interest and dividends receivable	2,752,446
Variation margin receivable for futures contracts	45,908
Unrealized appreciation on interest rate swaps	38,565
Unrealized appreciation on forward foreign currency exchange contracts	24,639
Prepaid expenses	66,454
Total assets	164,878,690

Liabilities
Bank loan payable (Note 5)	40,000,000
Dividends payable to common shareholders	633,109
Unrealized depreciation on interest rate swaps	597,376
Payable for investments purchased	446,194
Unrealized depreciation on forward foreign currency exchange contracts	418,821
Interest payable on bank loan	37,233
Investment management fees payable	101,567
Administration fees payable	19,532
Accrued expenses and other liabilities	188,884
Total liabilities	42,442,716

Net Assets	$122,435,974

Composition of Net Assets:
Common stock (par value $.001 per share)	$9,044
Paid-in capital in excess of par	104,489,184
Distributions in excess of net investment income	(1,293,166)
Accumulated net realized loss from investment transactions	(10,655,692)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	4,551,590
Accumulated net realized foreign exchange gains	6,908,072
Net unrealized foreign exchange and forward foreign currency contract gains	18,426,942
Net Assets	$122,435,974
Net asset value per common share based on 9,044,194 shares issued and outstanding	$13.54

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2011

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $11,083)	$4,475,699
Other income	570
4,476,269

Expenses
Investment management fee	501,599
Administration fee	96,461
Directors’ fees and expenses	97,151
Investor relations fees and expenses	65,878
Legal fees and expenses	43,176
Independent auditors’ fees and expenses	42,797
Reports to shareholders and proxy solicitation	38,768
Insurance expense	38,716
Custodian’s fees and expenses	26,802
Transfer agent’s fees and expenses	12,130
Bank loan fees and expenses	2,483
Miscellaneous	23,630
Total operating expenses, excluding interest expense	989,591
Interest expense (Note 5)	293,604
Total operating expenses	1,283,195

Net investment income	3,193,074

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions (including $22,829 capital gains tax)	758,132
Interest rate swaps	(189,112)
Futures contracts	(345,869)
Forward and spot foreign currency exchange contracts	(705,515)
Foreign currency transactions	2,230,599
1,748,235

Net change in unrealized appreciation/(depreciation) on:
Investments	(2,577,735)
Interest rate swaps	219,970
Futures contracts	193,449
Forward and spot foreign currency transactions	(235,777)
Foreign currency translation	6,876,203
4,476,110
Net gain on investments, interest rate swaps, futures contracts and foreign currencies	6,224,345
Net Increase in Net Assets Resulting from Operations	$9,417,419

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2011 (unaudited)	For the Year Ended October 31, 2010

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$3,193,074	$6,507,769
Net realized gain/(loss) from investments, interest rate swaps and futures contracts	245,980	4,073,826
Net realized gain/(loss) from foreign currency transactions	1,502,255	2,882,715
Net change in unrealized appreciation/depreciation on investments, futures contracts and interest rate swaps	(2,164,316)	2,276,485
Net change in unrealized appreciation/depreciation on foreign currency translation	6,640,426	3,120,890
Net increase/(decrease) in net assets resulting from operations	9,417,419	18,861,685

Distributions to Shareholders from:
Net investment income	(3,798,561)	(7,585,837)
Net decrease in net assets from distributions	(3,798,561)	(7,585,837)

Common Stock Transactions:
Reinvestment of dividends resulting in the issuance of 0 and 39,074 shares of common stock, respectively	—	466,553
Change in net assets from common stock transactions	—	466,553
Change in net assets resulting from operations	5,618,858	11,742,401

Net Assets:
Beginning of period	116,817,116	105,074,715
End of period (including distributions in excess of net investment income of ($1,293,166) and ($687,679), respectively)	$122,435,974	$116,817,116

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2011

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $365,984)	$4,798,567
Operating expenses paid	(1,304,545)
Payments received from broker for collateral on interest rate swaps	260,000
Purchases and sales of short-term portfolio investments, net	(1,526,683)
Purchases of long-term portfolio investments	(42,052,920)
Proceeds from sales of long-term portfolio investments	42,332,979
Realized losses on forward foreign currency exchange contracts closed	(680,199)
Realized losses on interest rate swap transactions	(189,112)
Payments received from broker for futures contracts	234,853
Increase in prepaid expenses and other assets	(36,728)
Net cash provided from operating activities	1,836,212
Cash flows provided from (used for) financing activities:
Dividends paid to common shareholders	(3,798,561)
Net cash used for financing activities	(3,798,561)
Effect of exchange rate on cash	212,807
Net decrease in cash	(1,749,542)
Cash at beginning of period	6,017,999
Cash at end of period	$4,268,457

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from Operating Activities
Net increase in total net assets resulting from operations	$9,417,419
Increase in investments	(1,250,045)
Net realized gain on investment transactions	(780,961)
Net realized loss on swaps	189,112
Net realized loss on futures	345,869
Net realized foreign exchange gains	(1,502,255)
Net change in unrealized appreciation on investments, futures contracts and interest rate swaps	2,164,316
Net change in unrealized foreign exchange gains/losses	(6,640,426)
Increase in interest receivable	(43,686)
Decrease in receivable for investments sold	1,845,433
Decrease in interest payable on bank loan	(6,014)
Net change in margin variation on futures	(193,449)
Net increase in other assets	(36,728)
Decrease in payable for investments purchased	(2,691,208)
Payments received from broker for swaps	260,000
Payments received from broker for futures	774,171
Decrease in accrued expenses and other liabilities	(15,336)
Total adjustments	(7,581,207)
Net cash provided from operating activities	$1,836,212

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2011 (unaudited)		For the Year Ended October 31,
			2010	2009	2008	2007	2006
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$12.92		$11.67	$9.61	$14.19	$13.46	$13.87
Net investment income	0.35		0.72	0.62	0.81	0.81	0.69
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.69		1.37	3.02	(4.35)	0.88	0.14
Dividends to preferred shareholders from net investment income	–		–	–	(0.07)	(0.18)	(0.16)
Total from investment operations applicable to common shareholders	1.04		2.09	3.64	(3.61)	1.51	0.67
Distributions to common shareholders from:
Net investment income	(0.42)		(0.84)	(0.92)	(1.02)	(0.78)	(0.98)
Tax return of capital	–		–	(0.67)	–	–	(0.10)
Total distributions	(0.42)		(0.84)	(1.59)	(1.02)	(0.78)	(1.08)
Payment by shareholder of short-swing profit	–		–	–	–	–	–
Effect of Fund shares repurchased	–		–	0.01	0.05	–	–
Net asset value per common share, end of period	$13.54		$12.92	$11.67	$9.61	$14.19	$13.46
Market value, end of period	$13.43		$12.53	$11.70	$8.20	$12.97	$13.00

Total Investment Return Based on(b):
Market value	10.73%		14.84%	68.04%	(30.80% )	5.90%	8.23%
Net asset value	8.27%		18.72%	43.04%	(25.87% )	11.90%	5.43%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(c):
Net assets applicable to common shareholders, end of period (000 omitted)	$122,436		$116,817	$105,075	$86,743	$132,036	$125,229
Average net assets applicable to common shareholders (000 omitted)	$115,617		$108,068	$92,052	$120,990	$126,436	$125,426
Net operating expenses	2.24%	(e)	2.49%	3.30%	2.47% (d)	1.93% (d)	2.02% (d)
Net operating expenses without reimbursement	2.24%	(e)	2.49%	3.33% (f)	2.47% (d)	1.93% (d)	2.02% (d)
Net operating expenses, excluding interest expense	1.73%	(e)	1.88%	2.52%	1.91%	1.93%	2.02%
Net investment income	5.57%	(e)	6.02%	6.02%	5.63%	4.63%	3.97%
Portfolio turnover	27%		44%	63%	42%	71%	30%
Senior securities (loan facility) outstanding (000 omitted)	$40,000		$40,000	$30,000	$30,000	–	–
Senior securities (preferred stock) outstanding (000 omitted)	–		–	–	–	$30,000	$30,000
Asset coverage ratio on revolving credit facility at period end	406%		392%	450%	389%	–	–
Asset coverage per $1,000 on revolving credit facility at period end(g)	$4,061		$3,920	$4,502	$3,891	–	–
Asset coverage ratio on preferred stock at period end	–		–	–	–	540%	517%
Asset coverage per share on preferred stock at period end	–		–	–	–	$135,030	$129,357

Aberdeen Global Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 5.57%, 6.02%, 6.02%, 6.13%, 5.93% and 5.13% for the six months ended April 30, 2011 and the fiscal years ended October 31, 2010, 2009, 2008, 2007, and 2006, respectively.
(d)	Includes expenses of both preferred and common stock.
(e)	Annualized.
(f)	In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager, and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.

See Notes to Financial Statements

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited)

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in debt securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, Luxembourg and Hong Kong Special Administrative Region. New Zealand is not in the Citigroup World Government Bond Index because New Zealand’s debt market does not meet the minimum size requirements of the Index. New Zealand had previously been included in the Index. Aberdeen Asset Management Asia Limited (the “Investment Manager”) requested the Fund’s Board of Directors (the “Board”) to consider New Zealand as a Developed Market due to New Zealand’s debt structure and stability. Based on the information presented at the Board meeting held on December 8, 2010, the Board approved the classification of New Zealand as a Developed Market for investment purposes. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by Standard & Poor’s (“S&P”). “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in a portfolio of debt securities from issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund will invest at least 40% of its total assets in debt securities of issuers in Developed Markets. The Fund may only invest up to 40% of its total assets in debt securities of issuers in Sub-Investment Grade Developing Markets whether or not denominated in the currency of such country. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

In order to comply with a rule adopted by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”) regarding fund names, the Board has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a nonfundamental policy of the Fund and may be changed by the Board upon 60 days’ prior written notice to shareholders.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for U.S. federal tax purposes.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Management has concluded there is no significant effect on the value of the portfolio due to the change in methodology. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

For the six months ended April 30, 2011, other than described above, there have been no significant changes to the valuation procedures approved by the Board.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value. The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

Assets	Level 1*	Level 2*	Level 3
Fixed Income Investments
Argentina	$–	$1,591,939	$–
Australia	–	29,850,679	–
Brazil	–	3,918,736	–
Canada	–	21,021,523	–
China	–	2,741,513	–
Colombia	–	291,600	–
Croatia	–	560,725	–
Dominican Republic	–	1,442,420	–
El Salvador	–	1,544,000	–
France	–	520,828	–
Germany	–	1,878,630	–
Hungary	–	527,500	–
Indonesia	–	1,680,421	–

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Assets	Level 1*		Level 2*	Level 3
Kazakhstan	$		$1,620,605	$–
Lithuania		–	1,433,095	–
Malaysia		–	1,112,930	–
Mexico		–	6,660,741	–
Netherlands		–	1,103,104	–
New Zealand		–	23,412,877	–
Pakistan		–	87,500	–
Peru		–	1,078,900	–
Philippines		–	1,394,284	–
Poland		–	561,489	–
Qatar		–	1,493,050	–
Russia		–	2,217,449	–
South Africa		–	3,024,055	–
Spain		–	1,068,528	–
Sri Lanka		–	501,900	–
Supranational		–	1,502,849	–
Turkey		–	4,855,820	–
Ukraine		–	890,806	–
United Arab Emirates		–	498,750	–
United Kingdom		–	23,100,474	–
United States		–	4,396,148	–
Uruguay		–	879,250	–
Venezuela		–	2,947,525	–
Short-Term Investments		–	2,844,000	–
Total Investments		$–	$156,256,643	$–
Other Financial Instruments
Interest Rate Swap Agreements		$–	$38,565	$–
Futures Contracts		45,997	–	–
Forward Foreign Currency Exchange Contracts		–	24,639	–
Total Other Financial Instruments		45,997	63,204	–
Total Assets		$45,997	$156,319,847	$–
Liabilities
Other Financial Instruments
Interest Rate Swap Agreements		$–	$(597,376)	$–
Futures Contracts		(89)	–	–
Forward Foreign Currency Exchange Contracts		–	(418,821)	–
Total Liabilities – Other Financial Instruments		$(89)	$(1,016,197)	$–

For further information, please refer to the Portfolio of Investments that begins on page 7.

*	For the six months ended April 30, 2011, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

For the six months ended April 30, 2011, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $2,844,000 as of April 30, 2011.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollar on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Swaps:

During the six-month period ended April 30, 2011, the Fund entered into interest rate swaps in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return or as a tool to hedge the leverage. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forwards prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the six month period ended April 30, 2011, forward contracts were used to both neutralize the currency exposure of the Fund relative to its benchmark and to overlay active currency decisions.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value (“NAV”) after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as a net realized gain (loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the six month period, futures contracts were used to hedge the duration of the Fund against its benchmark and to manage the overall duration of the Fund.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Summary of Derivative Instruments:

The Fund has adopted Accounting Standards Codification 815, “Derivatives and Hedging.” The Fund may use derivatives for various purposes. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2011:

	Asset Derivatives		Liability Derivatives
	2011		2011
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments and risk exposure

Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$38,565	Unrealized depreciation on interest rate swaps	$597,376

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward and spot foreign currency exchange contracts	24,639	Unrealized depreciation on forward and spot foreign currency exchange contracts	418,821

Futures contracts (interest rate risk)*	Unrealized appreciation on futures contracts	45,997	Unrealized depreciation on futures contracts	89
Total		$109,201		$1,016,286

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations

Period Ended April 30, 2011

Amount of Realized Gain or (Loss) on

Derivatives Recognized in Operations

Derivatives Not accounted for as Hedging Instruments under Codification 815	Location of Gain or (Loss) on Derivatives Recognized in Operations	Realized Gain or (Loss) on Derivatives Recognized in Operations	Change in Unrealized Gain or (Loss) on Derivatives Recognized In Operations
	Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies

Interest rate swaps (interest rate risk)		$(189,112)	$219,970

Forward foreign exchange contracts (foreign exchange risk)		(680,199)	(235,777)

Futures contracts (interest rate risk)		(345,869)	193,449
Total		$(1,215,180)	$177,642

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type of derivative activity for the second quarter of the period ended April 30, 2011. During the second quarter the Fund purchased a short position in a 90 day Australian Bank Bill Future. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	72	7,576,691
2nd Quarter	69	2,560,079

The volume of activity of interest rate swaps was consistent through the period. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	21,000,000
2nd Quarter	26,000,000

Information about forward foreign currency contracts reflected as of the date of this reports is generally indicative of the type of activity for the period ended April 30, 2011. The quarterly weighted average contracts and notional values were as follows:

Quarter	Average Notional Value
1st Quarter	19,048,480
2nd Quarter	18,027,178

The Fund values derivatives at fair value, as described in this note, and recognizes changes in fair value currently in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

(e) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

(f) Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(g) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the functional currencies. Accordingly, only realized currency gains/(losses) resulting from the repatriation of any of the functional currencies (Australian Dollar, Canadian Dollar or British Pound) into U.S. Dollars or another functional currency and realized currency gains and losses on non-functional currencies are recognized for U.S. federal tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the period ended October 31, 2010 are subject to such review.

(h) Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

2. Agreements

The Investment Manager serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Management Investment Services Limited (the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings, for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Fund’s Investment Manager informed the Fund that it paid $150,059 to the Investment Adviser during the six months ended April 30, 2011. As compensation for its services under the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee paid by the Investment Manager based on average weekly Managed Assets of the Fund at the following annual rates: 0.17% of the Fund’s average weekly Managed Assets up to $200 million; 0.16% of Managed Assets between $200 million and $500 million; 0.15% of Managed Assets in excess of $500 million.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. During the six months ended April 30, 2011, the Fund incurred fees of approximately $55,983. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2011, were $39,361,712 and $40,510,375, respectively.

4. Common Stock

There are 300 million shares of $0.001 par value common stock authorized. At April 30, 2011, there were 9,044,194 shares issued and outstanding.

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the six months ended April 30, 2011 and fiscal year ended October 31, 2010, the Fund did not repurchase any shares through this program.

5. Revolving Credit Facility

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for another 364 day term on March 3, 2011. The outstanding balance on the loan as of April 30, 2011 is $40,000,000. For the six months ended April 30, 2011, the average interest rate on the loan facility was 1.46% and the average balance of the revolving credit loan facility was $40 million. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the line of credit may be invested at higher rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. For the six month period ended April 30, 2011, the impact of leverage on the NAV attributable to shareholders was 1.4%. Both currency movements and the gross yield differential made a positive contribution to the Fund.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six months ended April 30, 2011, the Fund incurred fees of approximately $2,483

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $90 million.

6. Portfolio Investment Risks

(a) Credit and Market Risk:

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

(b) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets,

confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(c) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Cost of Investments

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2011 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$135,954,071	$21,181,152	$878,580	$20,302,572

9. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements other than the following disclosed subsequent event.

The Fund declared monthly distributions of $0.07 per share payable on June 17, 2011 and July 15, 2011 to common shareholders of record as of May 31, 2011 and June 30, 2011, respectively.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Tuesday, March 15, 2011 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two directors to serve as Class I directors for three year terms and until their successors are duly elected and qualify:

	Votes For	Votes Withheld
P. Gerald Malone	8,070,534	338,328
John T. Sheehy	8,085,338	323,521

Directors whose term of office continued beyond this meeting are as follows: Martin J. Gilbert, Neville J. Miles, William J. Potter and Peter D. Sacks.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Megan Kennedy, Vice President and Secretary

Jeffrey Cotton, Chief Compliance Officer and Vice President-Compliance

Andrea Melia, Treasurer and Principal Accounting Officer

Lucia Sitar, Vice President

Kevin Daly, Vice President

Martin Gilbert, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Anthony Michael, Vice President

John Murphy, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Management Investment Services Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5233

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying financial statements as of April 30, 2011, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE Amex Equities Exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2	–	Code of Ethics.

Not applicable to this filing.

Item 3	–	Audit Committee Financial Expert.

Not required to be included in this filing.

Item 4	–	Principal Accountant Fees and Services.

Not required to be included in this filing.

Item 5	–	Audit Committee of Listed Registrants.

Not required to be included in this filing.

Item 6	–	Investments.

(a) Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.
(b) Not applicable.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required to be included in this filing.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies.

(a) The information in the table below is as of April 30, 2011.

Individual & Position	Services Rendered	Past Business Experience
Nick Bishop	Responsible for portfolio management

Currently Portfolio Manager. He joined

Aberdeen in 2007 following the

acquisition of Deutsche Asset

Management (Australia) Limited.

Previously he worked at Deutsche since

1998 as a member of the UK macro team.

(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Nick Bishop	4	$3,361.81	32	$5,432.01	108	$21,361.22

Total assets are as of April 30, 2011 and have been translated to U.S. dollars at a rate of £1.00 = $1.66795.

There are no accounts with respect to which part of the advisory fee is based on the performance of the account.

(3)     The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of October 31, 2010.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of the portfolio management teams bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. Each fund’s performance is judged against the benchmark as listed below over a broad time frame invested to capture relevant performance.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.

Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

(4)(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2011
Nick Bishop	$0

(b) On June 21, 2011, Stuart Gray resigned his employment at Aberdeen Asset Management Asia Limited, the Registrant’s Investment Manager. Other than Mr. Gray’s resignation, during the period ended April 30, 2011, there were no changes in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 7, 2011.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2010	0	0	0	904,419
December 1 through December 31, 2010	0	0	0	904,419
January 1 through January 31, 2011	0	0	0	904,419
February 1 through February 29, 2011	0	0	0	904,419
March 1 through March 31, 2011	0	0	0	904,419
April 1 through April 30, 2011	0	0	0	904,419
Total	0	0	0	-

1

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2011, there were no material changes to the policies by which stockholders may         recommend nominees to the Fund’s Board.

Item 11 – Controls and Procedures.

(a)

It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)  Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Global Income Fund, Inc.

Date: July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Global Income Fund, Inc.

Date: July 7, 2011

By:	/s/ Andrea Melia
Andrea Melia,
Treasurer of Aberdeen Global Income Fund, Inc.

Date: July 7, 2011

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications